UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                            IQ POWER TECHNOLOGY INC.
             (Exact name of Registrant as specified in its charter)


            Canada                                        None
----------------------------------------    ------------------------------------
(State of incorporation or organization)    (I.R.S. Employer Identification No.)


 Suite 708-A, 1111 West Hastings Street
    Vancouver, British Columbia                          V6E 2J3
----------------------------------------    ------------------------------------
(Address of principal executive offices)               (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:


  Title of each class                  Name of each exchange on which each class
  to be so registered                             is to be registered
  -------------------                             -------------------
         None                                       Not Applicable


If this form relates to the  registration  of a class of securities  pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box.

If this form relates to the  registration  of a class of securities  pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box.

Securities Act registration statement file number
 to which this form relates:       333-68649 (if applicable)


Securities to be registered pursuant to Section 12(g) of the Act:

                        COMMON SHARES, WITHOUT PAR VALUE
                                (Title of Class)



                                  PAGE 1 OF 4.
                            EXHIBIT INDEX APPEARS AT
                          SEQUENTIALLY NUMBERED PAGE 4.

Item 1.  Description of Registrant's Securities to be Registered.

     The description of the Common Shares, without par value (the "Common Shares") of iQ Power Technology Inc. (the "Registrant") contained in the Registrant's Registration Statement on Form SB-1 (File No. 333-68649), filed with the Securities and Exchange Commission on December 10, 1998, as amended on March 19, 1999 and April 22, 1999, under the heading "Description of Capital Stock" on page 35 of the preliminary prospectus contained therein is hereby incorporated by reference.

Item 2.  Exhibits.

     The following exhibits are filed as a part of this Registration Statement:

Exhibit
Number         Exhibit Description
------         -------------------
*1.            Certificate of Incorporation  dated December 20, 1994 for 3099458
               Canada Inc.

*2.            Articles of  Incorporation  dated  December  21, 1994 for 3099458
               Canada Inc.

*3. Certificate of Amendment dated May 9, 1997, together with Form 4, Articles of Amendment for iQ Power Technology Inc.

*4             Certificate  of  Amendment  dated  March  31,  1998  for iQ Power
               Technology Inc.

*5             By-law Number One of iQ Power  Technology Inc. dated December 31,
               1997

----------------------
* Previously filed as an exhibit to the Registrant's Registration Statement on Form SB-1 on December 10, 1998 (File No. 333-68649, as amended on March 19, 1999 and April 22, 1999)

                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                        IQ POWER TECHNOLOGY, INC.

                                        By: /s/ Peter E. Braun
                                            ------------------------------------
                                        Name:    Peter E. Braun
                                        Title:   President



Dated:  May 20, 1999

                                  Exhibit Index


Exhibit
Number         Exhibit Description
------         -------------------
*1.            Certificate of Incorporation  dated December 20, 1994 for 3099458
               Canada Inc.

*2.            Articles of  Incorporation  dated  December  21, 1994 for 3099458
               Canada Inc.

*3. Certificate of Amendment dated May 9, 1997, together with Form 4, Articles of Amendment for iQ Power Technology Inc.

*4             Certificate  of  Amendment  dated  March  31,  1998  for iQ Power
               Technology Inc.

*5             By-law Number One of iQ Power  Technology Inc. dated December 31,
               1997

----------------------
* Previously filed as an exhibit to the Registrant's Registration Statement on Form SB-1 on December 10, 1998 (File No. 333-68649, as amended on March 19, 1999 and April 22, 1999)